SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [  ]


Check the appropriate box:
[   ] Preliminary Proxy Statement  [   ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


--------------------------------------------------------------------------------
                            Eaton Vance Growth Trust
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5) Total fee paid:
--------------------------------------------------------------------------------
[  ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------
(3) Filing Party:
--------------------------------------------------------------------------------
(4) Date Filed:
--------------------------------------------------------------------------------

                 EV MARATHON WORLDWIDE DEVELOPING RESOURCES FUND
              (FORMERLY EV MARATHON GOLD & NATURAL RESOURCES FUND)
                      24 FEDERAL STREET BOSTON, MASS. 02110

                                                               February 19, 1997

Dear Shareholders:

         On March 27, 1997, a Special Meeting  of  Shareholders  of EV  Marathon
Worldwide  Developing  Resources  Fund  (formerly  EV  Marathon  Gold &  Natural
Resources Fund) (the "Fund"), a series of Eaton Vance Growth Trust (the "Trust"), will be held to vote on several important proposals. ADOPTION OF THESE PROPOSALS, WHICH THE TRUST'S TRUSTEES HAVE APPROVED AND BELIEVE WILL PROVIDE SIGNIFICANT BENEFITS TO THE FUND AND ITS SHAREHOLDERS, REQUIRES APPROVAL OF THE FUND'S SHAREHOLDERS. As a shareholder, you are entitled to cast one vote for each share that you own.

VOTING ONLY TAKES A FEW MINUTES - PLEASE RESPOND PROMPTLY.

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. If the required votes are not received by March 27, 1997, it will be necessary to send further mailings to secure it. This is a costly process and is paid for by the Fund. Therefore, you, as a shareholder, ultimately pay for the expense of a delayed vote. Please sign and return your proxy promptly to avoid this unnecessary expense.


         The primary purpose of the Meeting is to consider proposals to adopt the master-feeder mutual fund structure for the Fund. This would involve the transfer of the Fund's assets to a corresponding open-end management investment company (the "Portfolio") to achieve the investment objective of the Fund. In adopting this structure, other collective investment vehicles having different distribution arrangements will be able to invest in the Portfolio. Since these other collective investment vehicles will have investors who could not otherwise invest in the existing Fund, additional assets should be attracted to the Portfolio. THE FUND WILL THEN BE IN A POSITION TO REALIZE DIRECTLY OR INDIRECTLY CERTAIN ECONOMIES OF SCALE, BASED ON THE PREMISE THAT CERTAIN OF THE EXPENSES OF OPERATING AN INVESTMENT PORTFOLIO ARE RELATIVELY FIXED AND THAT A LARGER INVESTMENT PORTFOLIO MAY EVENTUALLY ACHIEVE A LOWER RATIO OF OPERATING EXPENSES TO NET ASSETS. AS A RESULT, SHAREHOLDERS OF THE EXISTING FUND MAY EVENTUALLY ENJOY HIGHER RETURNS ON THEIR RESPECTIVE INVESTMENTS. The Trustees believe that over time the aggregate per share expenses borne by the Fund's shareholders should be less than the expenses that would be incurred if the Fund continued to operate as a stand alone entity. There can, of course, be no assurance these anticipated economies of scale and other benefits will be realized.

         At the Meeting, shareholders also will be asked to amend certain fundamental investment restrictions to conform them to current regulatory requirements.

              THIS IS A VERY IMPORTANT MEETING. IF YOU DO NOT PLAN TO ATTEND IN PERSON, PLEASE SIGN, DATE AND RETURN THE
                           ENCLOSED PROXY CARD TODAY.

         THE MATTERS TO BE PRESENTED TO THE MEETING ARE DESCRIBED IN DETAIL IN THE ENCLOSED PROXY STATEMENT. THE TRUSTEES BELIEVE THAT ALL OF THE PROPOSALS ARE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS. The Trustees believe that converting the Fund to the master-feeder structure will not expose shareholders to significant new risks and will enable them to participate in a larger, more diversified and potentially more attractive investment portfolio and to achieve cost savings over time.

                                  For the Board of Trustees


                                   /s/  James B. Hawkes


                                  James B. Hawkes, PRESIDENT AND TRUSTEE



================================================================================
YOUR TRUSTEES URGE YOU TO VOTE IN FAVOR OF ALL PROPOSALS, AND LOOK FORWARD TO RECEIVING YOUR PROXY SO YOUR SHARES CAN BE VOTED AT THE MEETING. FOR YOUR CONVENIENCE AND TO SPEED DELIVERY OF YOUR PROXY, PLEASE USE THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT RESPONSE IS APPRECIATED. THANK YOU.
================================================================================

                 EV MARATHON WORLDWIDE DEVELOPING RESOURCES FUND
              (FORMERLY EV MARATHON GOLD & NATURAL RESOURCES FUND)
                     24 FEDERAL STREET, BOSTON, MASS. 02110

                    Notice of Special Meeting of Shareholders
                            To Be Held March 27, 1997

         A Special Meeting of the Shareholders of EV Marathon Worldwide Developing Resources Fund (formerly EV Marathon Gold & Natural Resources Fund) (the "Fund"), a series of Eaton Vance Growth Trust (the "Trust"), will be held at the principal office of the Trust, 24 Federal Street, Boston, Massachusetts on March 27, 1997, commencing at 10:00 A.M. (Boston time), for the following purposes:



         1. To consider and act upon a proposal to adopt a new investment policy to authorize the Fund to invest its investable assets in one or more other investment companies sponsored by Eaton Vance Management with investment policies consistent with those of the Fund.


         2. To consider and act upon a proposal to authorize the Fund to vote at a meeting of holders of interests in the Worldwide
                  Developing Resources Portfolio to (A) elect a board of trustees of the Portfolio; (B) ratify the selection of
                  Deloitte & Touche as the independent certified public accountants of the Portfolio; and (C) approve the Investment Advisory Agreement (as set forth in Exhibit A to the accompanying Proxy Statement) between the Portfolio and its investment adviser, Boston Management and Research (a subsidiary of Eaton Vance Management).

         3. To consider and act upon a proposal to eliminate, reclassify and amend certain of the Fund's fundamental investment policies (as set forth in Exhibit B to the accompanying Proxy Statement).

         4. To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before said meeting or any adjourned session thereof.

These proposals are discussed in greater detail in the following pages.

         The meeting is called pursuant to the By-Laws of the Trust. The Trustees of the Trust have fixed the close of business on February 14, 1997 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.


                                               /s/  Thomas Otis


                                               THOMAS OTIS, SECRETARY
February 19, 1997


IMPORTANT - SHAREHOLDERS CAN HELP THE TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                 EV MARATHON WORLDWIDE DEVELOPING RESOURCES FUND
              (FORMERLY EV MARATHON GOLD & NATURAL RESOURCES FUND)
                                24 Federal Street
                           Boston, Massachusetts 02110

                                                               February 19, 1997

                                 PROXY STATEMENT


         A proxy is enclosed with the foregoing Notice of a Special Meeting of the Shareholders of EV Marathon Worldwide Developing Resources Fund (formerly EV Marathon Gold & Natural Resources Fund) (the "Fund"), a series of Eaton Vance Growth Trust (the "Trust") to be held March 27, 1997 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Trustees of the Trust, and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's transfer agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, or by executing and delivering a later dated proxy, or by attending the meeting and voting your shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is being initially mailed to shareholders on or about February 19, 1997.


         The Trustees have fixed the close of business February 14, 1997, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of February 14, 1997, there were 1,524,968.071 shares of beneficial interest of the Fund outstanding. As of such date, Merrill Lynch, Pierce, Fenner & Smith, Inc. of Jacksonville, FL, broker-dealers, held of record 16.1% of the outstanding shares, which it held on behalf of its customers who are the beneficial owners of such shares and as to which it has voting power under certain limited circumstances. Such firm has informed the Fund that none of its customers beneficially owned more than 5% of the outstanding shares. To the knowledge of the Trust, no other person owns (of record or beneficially) 5% or more of the Fund's outstanding shares.


         The Trustees know of no business other than that mentioned in Items 1 through 3 of the Notice of the meeting which will be presented at the meeting. If any other matter is properly presented at the meeting, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment in regard to such matter.

                 PROPOSAL 1. TO APPROVE A NEW INVESTMENT POLICY
                  AND TO SUPPLEMENT INVESTMENT RESTRICTIONS TO
                        PERMIT A NEW INVESTMENT STRUCTURE

                                     Summary

         The Board of Trustees of the Trust has approved, and is submitting to the shareholders of the Fund for approval, the adoption of a new investment policy for the Fund and the addition of a fundamental investment policy to permit the Fund to invest its "investable assets" (portfolio securities and cash) in one or more open-end management investment companies, including the Worldwide Developing Resources Portfolio (the "Portfolio"), having the same investment adviser. The new investment policy and change in the investment restrictions for the Fund are subject to approval by the Fund's shareholders. If this Proposal is approved by the Fund's shareholders, the Trustees intend to invest the Fund's investable assets in the Portfolio, thereby converting the Fund to the Master-Feeder structure.

                              NEW INVESTMENT POLICY

         The Board of Trustees recommends that the shareholders of the Fund approve a new investment policy for the Fund, I.E., to invest its investable assets in the Portfolio. The Portfolio is a trust which, like the Fund, is registered as an open-end management company under the Investment Company Act of 1940 (the "Act"). The Portfolio has substantially the same investment objective, policies and restrictions as the Fund if shareholders approve Proposal 3. Eaton Vance Management ("EVM") is currently the investment adviser of the Fund and its wholly-owned subsidiary, Boston Management and Research ("BMR"), will be the investment adviser of the Portfolio if Proposal 2(C) is approved. Accordingly, by investing in the Portfolio, the Fund would seek its investment objective through its investment in the Portfolio, rather than through direct investments in securities. The Portfolio in turn would invest in securities in accordance with its objective, policies and restrictions.

         The new investment policy would permit the Fund to invest in other registered investment companies in the Eaton Vance group of funds in addition to or in lieu of the Portfolio, if such other funds invest in securities that the Fund can invest in and the Trustees of the Trust determine it is in the best interests of the Fund to do so. THERE IS NO CURRENT INTENTION TO USE THIS AUTHORITY.

         The Portfolio is a no-load, open-end management investment company registered under the Act. The Portfolio was organized as a trust under New York law on February 14, 1997. The interests in the Portfolio are not available for purchase by members of the general public.

         By investing the Fund's assets in the Portfolio, the Trustees expect that the Eaton Vance organization will be in a position to engage in new marketing strategies by sponsoring other collective investment vehicles with different distribution arrangements that could invest in the Portfolio. Eaton Vance Distributors, Inc. has employed personnel to develop such new vehicles. Initially, an off-shore fund (which now has nominal assets) will be investing in the Portfolio on or about the date this Proposal is implemented. To the extent that these strategies are successful, the new Master-Feeder structure could enable the Fund to participate in a larger, more diversified and potentially more attractive investment portfolio. The Fund would be in a position to benefit, directly or indirectly, from certain economies of scale, based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed and that a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. The Trustees also believe that investing in the Portfolio may produce other benefits resulting from such increased asset size such as the ability to purchase securities in larger amounts than the Fund currently is able to acquire. No such portfolio benefits or economies of scale are anticipated until other investors invest their assets in the Portfolio. See the pro forma expense tables and the discussion provided below. There can be no assurance that these anticipated benefits will be realized.


         To the extent that the Fund invests its investable assets in the Portfolio, the Fund would no longer require investment advisory services and would have a reduced need for certain administrative services. For this reason, if shareholders of the Fund approve the addition to the investment restrictions described and adopt the new investment policy described in this Proposal, and the Fund invests its investable assets in the Portfolio, no investment advisory fees will be paid under the existing investment advisory agreement of the Fund with EVM. Currently, under such agreement with EVM, the Fund pays a monthly fee of .0625% (equivalent to .75 of 1% annually) of the average daily net assets of the Fund up to $500 million; the fee is reduced at various asset levels over $500 million.


         The Portfolio has an Investment Advisory Agreement pursuant to which BMR will be paid a monthly fee calculated in the same manner as the fee currently being paid by the Fund, as set forth above, on the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced as follows:


                                                  Monthly Fee Rate
Average Daily Net Assets for the Month            (For Each Level)
--------------------------------------            ----------------

$500 million but less than $1 billion             11/192 of 1%
$1 billion but less than $1.5  billion            5/96 of 1%
$1.5 billion but less than $2 billion             3/64 of 1%
$2 billion but less than $3 billion               1/24 of 1%
$3 billion and over                               7/192 of 1%

If Proposal 2(C) is approved and the average daily net assets of the Portfolio should grow to over $500 million, lower advisory fee rates would go into effect in accordance with the above schedule. Thus, the total investment advisory fee received by EVM and its subsidiary will not increase as a result of the implementation of the Fund's proposed investment in the Portfolio.

         Upon exchange of the investable assets of the Fund for an interest in the Portfolio, the Fund will retain the services of EVM under an administrative services agreement to act as administrator of the Fund. The Fund has not retained the services of an investment adviser since the Fund seeks to achieve the investment objective of the Fund by investing the Fund's assets in the Portfolio. Under the administrative services agreement, EVM would provide the Fund with general office facilities and supervise the overall administration of the Fund. For these services EVM currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate EVM for its services under the administrative services agreement.

         The Portfolio and the Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement with the Portfolio, or by EVM under the administrative services agreement with the Fund. Such costs and expenses to be borne by the Portfolio and the Fund, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws and governmental fees; expenses of reporting to shareholders and investors; proxy statements and other expenses of shareholders' or investors' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with BMR or EVM; and investment advisory fees and, if any, administrative services fees. The Portfolio and the Fund will also each bear expenses incurred in connection with litigation in which the Portfolio or the Fund, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto, to the extent not covered by insurance.

         The following table shows the actual expenses of the Fund for the twelve months ended January 31, 1997, and a pro forma adjustment thereof assuming the Fund had invested its investable assets in the Portfolio for the entire period then ended. The pro forma adjustment includes the estimated costs of converting the Fund to the Master-Feeder structure and the estimated costs of this proxy solicitation (approximately $5,000). The pro forma adjustment assumes that: (i) there were no holders of interests in the Portfolio other than the Fund; and (ii) the average daily net assets of the Fund and the Portfolio were equal to the actual average daily net assets of the Fund during the period.

                  FUND OPERATING EXPENSES FOR THE TWELVE MONTHS
                       ENDED JANUARY 31, 1997 (UNAUDITED)
              (ANNUALIZED AS A PERCENT OF AVERAGE DAILY NET ASSETS)


                                           PRO FORMA (ASSUMING THAT THE AVERAGE
                                           DAILY NET ASSETS INVESTED BY THE FUND
                                           IN THE PORTFOLIO WERE  $19,679,581)
                                           -----------------------------------

                                           ACTUAL   FUND      PORTFOLIO    TOTAL

Shareholder Transaction Costs              0.00%    0.00%       0.00%      0.00%
Annual Fund Operating Expenses
   Investment advisory fees                0.75%    0.00%       0.75%      0.75%
   Other expenses                          1.58%    1.41%       0.17%      1.85%
                                           -----    -----       -----      -----
Total Fund Operating Expenses              2.33%    1.41%       0.92%      2.33%
                                           =====    =====       =====      =====

         Assuming that the Fund was the only holder of an interest in the Portfolio and that the Fund was fully invested therein, the net asset value per share, distributions per share and net investment income per share of the Fund would have been about the same on a pro forma basis as the actual net asset value, distributions and net investment income per share of the Fund during the period indicated.

         In recommending that the shareholders authorize the conversion of the Fund to the Master-Feeder structure, the Trustees have taken into account and evaluated the possible effects which increased assets in the Portfolio may have on the expense ratio of the Fund. There is, of course, no assurance that the net assets of the Portfolio will grow. After carefully weighing the costs involved against the anticipated benefits of converting the Fund to the Master-Feeder structure, the Board of Trustees recommend that the shareholders of the Fund vote to approve Proposal 1.

         If Proposal 1 is approved by shareholders of the Fund, the Board of Trustees expects to implement the investment for the Fund by causing the Fund to exchange its investable assets (portfolio securities and cash) as well as certain other assets (including receivables for securities sold from the portfolio and receivables for interest on portfolio securities) for an interest in the Portfolio. The proposed transaction will not alter the rights and privileges of shareholders of the Fund. The value of a shareholder's investment in the Fund will be the same immediately after the Fund's investment in the Portfolio as immediately before that investment. Of course, the value of a shareholder's investment in the Fund may fluctuate thereafter.

         The Fund would be able to withdraw its investment in the Portfolio at any time, if the Trustees determine that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Trustees would consider what action might be taken, including the investment of the investable assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or the retention of an investment adviser to manage the Fund's assets in accordance with its investment policies as is presently the case.

                          DESCRIPTION OF THE PORTFOLIO

         The investment objective of the Portfolio is the same as the objective of the Fund. The Portfolio seeks to achieve its investment objective through investments limited to the types of securities in which the Fund is authorized to invest. The investment restrictions and policies of the Portfolio are such that the Portfolio may not invest in any security or engage in any transaction which would not be permitted by the investment restrictions and policies of the Fund if the Fund were to invest directly in such a security or engage directly in such a transaction.

         If the proposed investment in the Portfolio is implemented, the Fund's assets would no longer be directly invested in a portfolio of securities but would rather be invested in the securities of a single issuer, I.E., the Portfolio, which is a New York trust, and is registered as an open-end management investment company under the Act. The Portfolio's securities will not be publicly offered. Nevertheless, inasmuch as the assets of the Portfolio would be directly invested in a portfolio of securities, the Trustees of the Trust believe there are no material risks of the Fund investing in the Portfolio that are different from those to which shareholders of the Fund are currently subject.

         The approval of the Portfolio's investors (I.E., holders of interests in the Portfolio, such as the Fund) would be required to change any of its investment restrictions; however, any change in nonfundamental investment policies would not require such approval. For a discussion of when Fund shareholders would be requested to vote on Portfolio matters, see below.

         Like the Fund, the Portfolio determines its net asset value once on each day the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange. The Portfolio's net asset value is computed by determining the value of the Portfolio's total assets (the securities it holds plus any cash or other assets, including interest accrued but not yet received), and subtracting all of the Portfolio's liabilities (including accrued expenses).

         Marketable securities listed on securities exchanges or in the NASDAQ National Market System are valued at closing sale prices or if there were no sales at the mean between the closing bid and asked prices therefor on such exchanges or System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Direct placement securities and securities of venture capital companies are taken at fair value as determined in good faith by or pursuant to procedures established by the Trustees; however, direct placement securities and securities of former venture capital companies which are readily marketable are considered marketable securities. Short-term debt securities are valued at amortized cost, which approximates market. Other fixed income and debt securities, including listed securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Physical commodities, including bullion, will generally be valued at fair value based on prevailing market prices.

         The Fund's net asset value is determined at the same time and on the same days that the net asset value of the Portfolio is calculated. Net asset value per share is computed by determining the value of the Fund's assets (its investment in the Portfolio and other assets), subtracting all of the Fund's liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding at such time.

         As a partnership under the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio does not pay federal income or excise taxes. Provided the Fund qualifies as a regulated investment company for federal income tax purposes (by distributing to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the
Code) and the Portfolio is treated as a partnership for federal and Massachusetts tax purposes, neither is liable for income, corporate excise tax or franchise tax in Massachusetts.

         Interests in the Portfolio have no pre-emptive or conversion rights, and are fully paid and non-assessable, except as set forth below. The Portfolio normally will not hold meetings of holders of such interests except as required under the Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of the trustees holding office had been elected by holders. The trustees of the Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage interest in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any trustee. A trustee of the Portfolio may be removed upon a majority vote of holders in the Portfolio qualified to vote in the election. The By-Laws require the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

         Each holder in the Portfolio is entitled to a vote in proportion to its share of the interests in the Portfolio. Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders.

         Subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal, with respect to the Portfolio that is identical, in all material respects, to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

         Investments in the Portfolio may not be transferred, but a holder may withdraw all or any portion of its investment at any time at net asset value. Each holder in the Portfolio, including the Fund, will be liable for all obligations of the Portfolio. However, the risk of a holder in the Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists, and the Portfolio itself is unable to meet its obligations. Thus, shareholders of the Fund should not experience losses from the new investment structure itself.

         The Portfolio has its own board of trustees, including a majority of trustees who are not "interested" persons of the Portfolio as defined in the Act. The present trustees of the Portfolio are identical to the present Trustees of the Trust and are listed in Proposal 2(A) of this Proxy Statement.

                               TAX CONSIDERATIONS

         The Internal Revenue Service has issued private letter rulings to numerous investment companies, including other EVM advised funds, to the effect that this type of transaction will not result in recognition of capital gains. Such rulings are not binding on the Service with respect to the Fund. Nevertheless, the Fund has received an opinion of tax counsel, Brown & Wood LLP, to the effect that, although there is no judicial authority directly on point, the contribution of its assets to the Portfolio in exchange for an interest in the Portfolio will not result in the recognition of gain or loss to the Fund for federal income tax purposes pursuant to Internal Revenue Code Section 721 and related authorities. The Fund has not applied for a ruling from the Internal Revenue Service to the same effect and legal opinions are not binding on the Service. If it were determined that the transaction was taxable, the Fund would realize and recognize gain in an amount equal to the appreciation (undiminished by losses) in the transferred assets as of the date of the transfer (the "deemed gain"). If the Fund did not make a distribution to its shareholders equal to all or a portion of the deemed gain, the Fund could be subject to tax (plus interest and penalties) on all or a portion of the deemed gain. Alternatively, if the Fund were to make a distribution to its shareholders in an amount equal to all or a portion of the deemed gain, then its shareholders at the time of such distribution would be taxed on the amount distributed and the Fund could be required to pay penalties and/or interest. Depending on the amount and nature of the deemed gain and the Fund's previous distributions of gains with respect to the same taxable year, the Fund might be required to make the distribution described in the preceding sentence in order to preserve its qualification under the Code as a regulated investment company.

         As of January 31, 1997, the gross unrealized appreciation in the assets of the Fund on a federal income tax basis was $6,648,300 (unaudited). The amount of gross unrealized appreciation in the assets of the Fund at the time of transfer of the Fund's assets to the Portfolio may be more or less than the amount indicated in the preceding sentence, and no assurance can be given as to the magnitude of such amount at the time of such transfer.

                 PROPOSED SUPPLEMENT TO INVESTMENT RESTRICTIONS

         Certain of the Fund's investment restrictions must be amended, eliminated or reclassified in order for the Fund to invest its investable assets in the Portfolio. (See investment restrictions (5), (6), (7), (8), (10), (14) and (A) in Exhibit B.) The Board of Trustees of the Trust has approved, subject to a shareholder vote, a supplemental provision to be added to the investment restrictions of the Fund to permit it to invest its investable assets in the Portfolio.

         The Board of Trustees proposes that these restrictions and all other investment restrictions be supplemented with an additional fundamental investment provision as follows: "(15) NOTWITHSTANDING THE INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND, THE FUND MAY INVEST ITS ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY (A PORTFOLIO) WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND; MOREOVER, SUBJECT TO TRUSTEE APPROVAL THE FUND MAY INVEST ITS INVESTABLE ASSETS IN OTHER OPEN-END MANAGEMENT INVESTMENT COMPANIES IN THE SAME GROUP OF INVESTMENT COMPANIES WITH THE SAME INVESTMENT ADVISER AS THE PORTFOLIO (OR AN AFFILIATE) IF, WITH RESPECT TO SUCH ASSETS, THE OTHER COMPANIES' PERMITTED INVESTMENTS ARE SUBSTANTIALLY THE SAME AS THOSE OF THE FUND."

         This   additional   investment   provision  would  also  apply  to  any
conflicting   nonfundamental   investment  policies.   (The  current  investment
restrictions would also be revised if Proposal 3 is approved.)

                       EVALUATION BY THE TRUST'S TRUSTEES

         The Board of Trustees of the Trust has carefully considered Proposal 1, which will in effect authorize the conversion of the Fund to the Master-Feeder structure. The Board has carefully evaluated the potential benefits that would be associated with this Proposal. In this regard, the Board believes that the Portfolio will attract other collective investment vehicles having different distribution arrangements which will have investors who would not otherwise be investors in the Fund. As a result, additional assets should be attracted to the Portfolio and thus this Proposal should be a benefit to the Fund's existing and future shareholders. By this pooling of assets the Portfolio is likely, over time, to achieve a variety of operating economies. The larger asset size of the Portfolio, in the Board's view, can be expected to permit the purchase of investments in larger amounts than the Fund currently is able to purchase, which may reduce certain operating expenses indirectly borne by the Fund's shareholders. In general, to the extent that certain operating costs are relatively fixed and currently are borne by the Fund alone, these expenses would instead be borne in whole or in part by the Portfolio and shared by the Fund's shareholders with other investors in the Portfolio. These portfolio benefits and economies of scale would be likely only if assets of the Portfolio were to grow through investments in the Portfolio by entities in addition to the Fund. There can be no assurance that such benefits will be realized. The Board also recognized that the investment adviser could benefit from the proposed structure because such structure could enable the investment adviser to increase its assets under management through the development of new vehicles to attract investor assets to the investment adviser.

         The Trustees of the Trust believe that over time the aggregate per share expenses of the Fund and the Portfolio should be less than the expenses that would be incurred by the Fund if it continued to retain the services of an investment adviser and to invest directly in securities although there can be no assurance that such expense savings will be realized. The Board also considered risks associated with an investment in the Portfolio. The Trustees believe that the Portfolio's investment policies and restrictions involve substantially the same risks as are associated with the Fund's direct investment in securities. Moreover, investment in other investment companies by the Fund would only be implemented after Trustee assessment of the cost and risk of doing so.

         Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant to this Proposal, the Fund's Trustees (including the Independent Trustees) have concluded that it would be in the best interests of the Fund and its shareholders to approve a new investment policy and supplement to the fundamental investment restrictions to enable the Fund to invest its investable assets in other investment companies and in particular the Portfolio.

                       VOTE REQUIRED TO APPROVE PROPOSAL 1

         Approval by the shareholders of the Fund of the new investment policy and supplement to its fundamental investment restrictions requires the affirmative vote of a majority of the outstanding voting securities of the Fund, which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.

         THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THIS PROPOSAL. In the event the shareholders of the Fund fail to approve this Proposal, the Trustees would continue to retain EVM as the investment adviser for the Fund to manage the Fund's assets through direct investments in securities, and the Fund's existing Investment Advisory Agreement between EVM and the Fund would continue in effect in its current form.

                 PROPOSAL 2. AUTHORIZATION TO VOTE AT MEETING OF
                               PORTFOLIO INVESTORS

         Shareholders of the Fund are being asked to vote on certain matters with respect to the Portfolio because the Portfolio is expected to call a meeting of its holders (including the Fund) to vote on such matters. Specifically, it is expected that the Portfolio will ask its holders to vote at such meeting to:

                  (A) Elect a board of trustees of the Portfolio;


                  (B)  Ratify  the  selection  of  Deloitte  &  Touche  as   the
independent certified public accountants of the Portfolio; and


                  (C) Approve the Investment Advisory Agreement as set forth  in
Exhibit A to this Proxy Statement between the Portfolio and its investment adviser, Boston Management and Research (a subsidiary of Eaton Vance Management).

         The Fund will cast its votes at the meeting of holders of interests in the Portfolio on each matter in the same proportions as the votes cast by the Fund's shareholders. Based on the Fund's current net assets, it is anticipated that the Fund will hold over 99% of the interests in the Portfolio when the conversion occurs.

               PROPOSAL 2(A). AUTHORIZE THE FUND TO ELECT TRUSTEES
                                OF THE PORTFOLIO

         It is the present intention that the enclosed proxy will, unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, be used for the purpose of authorizing the Fund to vote in favor of the election of the following six nominees indicated below as trustees of the Portfolio, to hold office until their successors are elected and qualified. PLEASE NOTE THAT EACH OF THE FOLLOWING NOMINEES CURRENTLY SERVES AS A TRUSTEE OF THE TRUST. The nominee whose name is preceded by an asterisk(*) is an "interested person" (as defined in the
Act) by reason of his affiliations with the Portfolio; Boston Management and Research ("BMR"), the Portfolio's investment adviser and a wholly-owned subsidiary of Eaton Vance Management ("EVM"); Eaton Vance Distributors, Inc. ("EVD"), the Portfolio's placement agent and a wholly-owned subsidiary of EVM; or Eaton Vance Corp. ("EVC"), a holding company which owns all of the outstanding stock of EVM; or of EVM's and BMR's trustee, Eaton Vance, Inc. ("EV"), which is a wholly-owned subsidiary of EVC. (EVM, EVD, EVC, BMR and their affiliates are sometimes referred to collectively as the "EVC organization".)


     NAME AND                          PRINCIPAL OCCUPATIONS OVER
OTHER INFORMATION                            PAST FIVE YEARS
-----------------                            ---------------

*JAMES B. HAWKES            President of the Fund and a Trustee since inception.
Age: 55; has been a         President and Chief inception.  Executive  Officer
trustee and President       of EVC, EVM, BMR and EV (since  November 1, 1996,
of the Portfolio since      prior to which he was Executive Vice President) and
February 14, 1997.          a Director of EVC and EV. He also serves as a
                            Director or Trustee and/or Officer of seventy-two investment companies advised or administered by EVM or BMR.

DONALD R. DWIGHT            Mr. Dwight is President of Dwight Partners, Inc. (a
Age: 65; has been a         corporate relations and communications company)
trustee of the Portfolio    founded in 1988; Chairman of the Board of Newspapers
since February 14, 1997.    of New England, Inc., since 1982. He also serves as
                            a Director, Director General Partner, or Trustee of seventy-six investment companies advised or administered by EVM or BMR.

SAMUEL L. HAYES, III        Dr. Hayes is the Jacob H. Schiff Professor of
Age: 61; hs been a          Investment Banking at Harvard Graduate School of
trustee of the Portfolio    Business Administration.  He also serves as a
since February 14, 1997.    Director, Director General Partner, or Trustee of
                            seventy-six investment companies advised or administered by EVM or BMR.

NORTON H. REAMER             President and a Director of United Asset Management
Age: 61, has been a          Corporation, Director, Chairman and President of
trustee of the Portfolio     UAM Funds (mutual funds). He also serves as a
since February 14, 1997.     Director, Director General Partner, or Trustee of
                             seventy-six investment companies advised or administered by EVM or BMR.

JOHN L. THORNDIKE            Director of Fiduciary Company Incorporated in
Age: 70; has been a          Boston, Massachusetts; a Trustee of the Boston
trustee of the Portfolio     Symphony Orchestra.  He also serves as a Director,
since February 14, 1997.     Director General Partner, or Trustee of seventy-
                             three investment companies advised or administered by EVM or BMR.


JACK L. TREYNOR              An investment adviser and consultant. Associate
Age: 66; has been a          Professor of Finance, Loyola-Marymount University,
trustee of the Portfolio     Los Angeles, California (until May 1989).  Mr.
since February 14, 1997.     Treynor member of the Advisory Board of the
                             Institute for Quantitive Research in Finance. He also serves as a Director, Director General
                             Partner, or Trustee of seventy-one investment companies advised or administered by EVM or BMR.


         As of February 14, 1997, no current or former trustee or officer of the Portfolio, individually or as a group, directly and indirectly beneficially owned more than 1% of the Fund's shares then outstanding.

         It is not expected that any of the nominees referred to above will decline or become unavailable for election, but in case this should happen, the Portfolio may vote for a substitute nominee or nominees (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

         Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the board of trustees of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full board concerning (i) all contractual arrangements with service providers to the Portfolio, including administrative services, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Portfolio or its interestholders.

         The Nominating Committee is comprised of four trustees who are not "interested persons" as that term is defined under the Act. The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested trustee of the Portfolio. Messrs. Hayes (Chairman), Reamer, Thorndike and Treynor are currently serving on the committee. The purpose of the Committee is to recommend to the board nominees for the position of noninterested trustee and to assure that at least a majority of the board of trustees is independent of Eaton Vance and its affiliates. The board will, when a vacancy exists or is anticipated, consider any nominee for trustee recommended by a shareholder if such recommendation is submitted to the board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.


     Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the board of trustees of the Portfolio. The Audit Committee's functions include making recommendations to the board regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Portfolio.

         The fees and expenses of those trustees of the Portfolio who are not members of the Eaton Vance organization will be paid by the Portfolio. For the calendar year ended December 31, 1996, the proposed trustees of the Portfolio earned the following compensation in their capacities as trustees of the Fund and other funds in the Eaton Vance fund complex:

                                              Retirement
                                           Benefit Accrued         Total
                              Fund            from Fund        Compensation
      Fund                Compensation         Complex        Fund Complex(1)
      ----                ------------         -------        ---------------

Donald R. Dwight             $ 35              $45,000            $145,000
Samuel L. Hayes, III           32               40,305             157,500
Norton H. Reamer               31                 -0-              145,000
John L. Thorndike              32               28,125             150,000
Jack L. Treynor                34                 -0-              150,000


(1) The Eaton Vance fund complex consists of 212 registered investment companies or series thereof.

         If this Proposal is approved it is estimated that each independent trustee will receive approximately $160 in compensation from the Fund and $160 from the Portfolio in the next fiscal year of operations. Aggregate compensation from the Eaton Vance complex would not increase.

         Trustees of the Portfolio who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any trustee or obligate the Portfolio to pay any particular level of compensation to the trustee. Neither the Portfolio nor the Trust has a retirement plan for its Trustees.

         THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO AUTHORIZE THE FUND TO ELECT EACH NOMINEE AS A TRUSTEE OF THE PORTFOLIO AT THE MEETING OF THE HOLDERS OF INTERESTS IN THE PORTFOLIO.

             PROPOSAL 2(B). RATIFICATION OF SELECTION OF ACCOUNTANTS
                                OF THE PORTFOLIO

         A majority of the trustees of the Portfolio who are not interested persons of the Portfolio or BMR have selected Deloitte & Touche, One Capital Place, George Town, Grand Cayman, Cayman Islands, British West Indies ("Deloitte & Touche Cayman"), as independent certified public accountants to sign or certify any financial statements which may be filed by the Portfolio with the Securities and Exchange Commission in respect of all or any part of the fiscal year ending August 31, 1997, the employment of such accountants being expressly conditioned upon the right of the Portfolio, by vote of a majority of the outstanding "voting securities" in the Portfolio at any meeting called for the purpose, to terminate such employment forthwith without any penalty. Such selection was made pursuant to provisions of Section 32(a) of the Act, and is subject to ratification or rejection by the holders of interests in the Portfolio at the meeting of such holders. Deloitte & Touche LLP currently serves as the independent certified public accountants of the Fund. Deloitte & Touche Cayman is an affiliate of Deloitte & Touche LLP. A Cayman Island audit is needed because of the offshore feeder fund that will invest in the Portfolio. U.S. accounting standards will be used. The Fund is informed that no member of Deloitte & Touche Cayman or Deloitte & Touche LLP has any direct or material indirect interest in the Fund or the Portfolio.

         The Portfolio's independent certified public accountants provide customary professional services in connection with the audit function for a management investment company such as the Portfolio, and their fees for such services include fees for work leading to the expression of opinions on the financial statements included in annual reports to the holders of interests in the Portfolio, opinions on financial statements and other data included in the Portfolio's annual report to the Securities and Exchange Commission, opinions on financial statements included in amendments to the Portfolio's registration statement, and preparation of the Portfolio's federal and state income tax returns. The nature and scope of the professional services of the accountants have been approved by the Portfolio's trustees, which have considered the possible effect thereof on the independence of the accountants.

         Representatives of Deloitte & Touche Cayman or Deloitte & Touche LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they do so desire and will be available should any matter arise requiring their presence.

         It is intended that proxies not limited to the contrary will be voted in favor of authorizing the Fund to ratify the selection of Deloitte & Touche Cayman as the independent certified public accountants to be employed by the Portfolio to sign or certify financial statements required to be signed or certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or part of the fiscal year ending August 31, 1997.

         THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO AUTHORIZE THE FUND TO RATIFY THE SELECTION OF DELOITTE & TOUCHE CAYMAN AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE PORTFOLIO AT THE MEETING OF THE HOLDERS OF INTERESTS IN THE PORTFOLIO.

                PROPOSAL 2(C). AUTHORIZE THE FUND TO APPROVE THE
                       INVESTMENT ADVISORY AGREEMENT WITH
                         BOSTON MANAGEMENT AND RESEARCH


         Boston Management and Research ("BMR") will act as investment adviser to the Portfolio pursuant to an Investment Advisory Agreement between BMR and the Portfolio, to be dated the date of the conversion to the Master-Feeder structure (the "Agreement"). BMR, a Massachusetts business trust, is a wholly-owned subsidiary of Eaton Vance Management ("EVM"). BMR or EVM act as investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $17 billion. EVM a Massachusetts business trust, is a wholly-owned subsidiary of Eaton Vance Corp. ("EVC"), a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. EVC also owns all of the outstanding stock of BMR's and EVM's trustee, Eaton Vance, Inc. ("EV"). BMR and EVM employ the same investment personnel to provide advisory services to their respective clients.


         The Trustees of the Trust have reviewed the Agreement and recommend that the shareholders of the Fund vote to authorize the Fund to approve the Agreement entered into by the Portfolio at the meeting of holders of interests in the Portfolio. A copy of the Agreement is attached hereto as Exhibit A and the discussion of the Agreement herein is qualified in its entirety by such Agreement.

         The Agreement will remain in full force and effect through February 28, 1998, and will continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually (i) by the board of trustees of the Portfolio or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, and (ii) by the vote of a majority of those trustees of the Portfolio who are not interested persons (as defined in the Act) of BMR or the Portfolio cast in person at a meeting called for the purpose of voting on such approval. In connection with the organization of the Portfolio, the Agreement was approved by the trustees of the Portfolio, including a majority of those trustees who are not interested persons of BMR or the Portfolio, on February 14, 1997, and by vote of EVM and BMR, which were then the holders of all the outstanding voting securities of the Portfolio, on February 14, 1997. At the time of such action by the trustees of the Portfolio, Mr. Hawkes, a director and officer of EVC and EV and an officer of BMR and EVM, and a Voting Trustee and stockholder of EVC, was a trustee of the Portfolio.

         Under the terms of the Agreement, the Portfolio will employ BMR to act as investment adviser for and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of its trustees. BMR furnishes to the Portfolio investment advice and assistance, administrative services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities, and has arranged for certain members of the BMR organization to serve without salary as officers or trustees of the Portfolio.

         In approving the Agreement for the Portfolio, the trustees of the Portfolio have taken into account such factors and information as were deemed by them to be relevant to BMR's investment advisory relationship with the Portfolio. In their deliberations the trustees have considered: the requirements and needs of the Portfolio for management and administrative services and facilities, the desirability of providing for the management of the Portfolio through the EVC organization (of which BMR is a part), the nature, extent and quality of the management and administrative services and facilities heretofore provided by the EVC organization to the Fund, the ability of BMR's personnel, the fiduciary duties and risks to be assumed by the BMR organization and its commitment to provide management and administrative services and facilities to the Portfolio on a continuing basis, the aggregate of the compensation and benefits which will be received by the BMR organization pursuant to the Agreement, the necessity that the BMR organization maintain its ability to retain and attract capable personnel to service the Portfolio, the continuance of appropriate incentives to assure that the BMR organization will provide high quality management and administrative services to the Portfolio, the revenues, expenses, financial condition, stability and capabilities of the EVC organization, the advantages to the Portfolio of being one of many investment companies advised and administered by the EVC organization, the investment performance of the Fund since its inception, the various investment strategies and techniques to be employed by BMR to enhance the Portfolio's investment performance, current developments and trends in the mutual fund and financial services industries including the entry of large and highly capitalized companies which are spending and appear to be prepared to continue to spend substantial amounts to engage personnel and to provide services for competing mutual funds, the existence of soft dollar arrangements from which BMR may benefit for trades made for the Portfolio, and other information and factors which the trustees believed relevant to the matter.

         Pursuant to the Agreement, BMR will provide the Portfolio with investment research, advice and supervision, will furnish an investment program and will determine what securities will be acquired, disposed of or exchanged by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Agreement requires BMR to pay the salaries and fees of all officers and trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Agreement provides that the Portfolio will pay all its expenses other than those expressly stated to be payable by BMR, which expenses payable by the Portfolio will include, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to holders and investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to holders and of meetings of holders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances),
(xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, holder servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of holders, (xvi) any direct charges to holders approved by the trustees of the Portfolio, (xvii) compensation and expenses of trustees of the Portfolio who are not members of the Adviser's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its trustees, officers and holders with respect thereto.


         In consideration of the services, payments and facilities to be furnished by BMR under the Agreement, the Portfolio will pay BMR a monthly advisory fee equal to and calculated in the same manner as the advisory fee currently being paid by the Fund as set forth under Proposal 1 above. Therefore, there will be no increase in the schedule of advisory fee rates as a result of the conversion of the Fund to the Master-Feeder structure. Because the Portfolio has not commenced operations as of the date of this Proxy Statement, BMR has not received any investment advisory fees from the Portfolio.


         William D. Burt and Barclay Tittmann, Vice Presidents of EVM and BMR, have been the co-portfolio managers of the Fund since February 1, 1995, and will serve as co-portfolio managers of the Portfolio.

         The Agreement provides that it may be terminated at any time without penalty on sixty days' notice by BMR or by the trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio, and that it shall automatically terminate in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities. The Agreement also provides that BMR shall be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

                     VOTE REQUIRED TO AUTHORIZE THE FUND TO
                    APPROVE THE INVESTMENT ADVISORY AGREEMENT

         Authorization of the Fund to approve the Portfolio's Investment Advisory Agreement with BMR at the meeting of the holders of interests in the Portfolio requires the affirmative vote of a majority of the outstanding voting securities of the Fund (as defined under "Vote Required to Approve Proposal 1").

         THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THIS PROPOSAL. In the event that the shareholders of the Fund fail to approve this Proposal, the Trustees of the Trust will consider what further action should be taken.

                     PROPOSAL 3. TO APPROVE THE ELIMINATION,
                    RECLASSIFICATION AND AMENDMENT OF CERTAIN
                         FUNDAMENTAL INVESTMENT POLICIES


     The Act requires a registered investment company like the Fund to have certain specific investment policies which can be changed only by a shareholder vote. Investment companies may also elect to designate other policies which may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies. (In this Proxy Statement, the word "restriction" is sometimes used to describe a policy.) Some fundamental policies have been adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect. In particular, the National Securities Markets Improvement Act of 1996 permits investment companies to eliminate investment restrictions formerly imposed by state securities ("Blue Sky") regulations. Accordingly, the Trustees authorized a review of the Fund's fundamental policies to simplify and modernize those policies which are required to be fundamental, and to eliminate as fundamental any policies which are not required to be fundamental under the positions of the staff of the Securities and Exchange Commission in interpreting the Act, in which case, depending on the circumstances, the policy would be reclassified as a nonfundamental policy in the same or a modified form, or eliminated. Nonfundamental policies can be changed by the Trustees without shareholder approval. Revision of fundamental policies have been approved by shareholders of numerous other funds advised by EVM, and if these revisions are approved then the uniformity of such policies would serve to facilitate EVM's compliance efforts.

         This Proposal seeks shareholder approval of changes which are intended to accomplish the foregoing goals. The proposed changes to the fundamental policies are discussed in detail below. Please refer to the changes to the policies as set forth in Exhibit B (which does not include the additional fundamental investment provision to be added if Proposal 1 is approved).

By reducing to a minimum those policies which can be changed only by shareholder vote, the Fund would be able to avoid the costs and delay associated with a future shareholder meeting and the Trustees believe that EVM's ability to manage the Fund's portfolio in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities will be increased. The references to the Fund's investment restrictions correspond to the paragraphs in Exhibit B. If this Proposal is approved, the restrictions would be reordered.


         The proposed changes will not affect current management of the Fund's portfolio. Moreover, the changes would be made regardless of whether other Proposals in this Proxy Statement are approved.

                       ELIMINATION OF CERTAIN RESTRICTIONS

         The Trustees  propose to delete  Restrictions  (2), (6), (12), (13) and
(14) because such restrictions are not required to be fundamental policies under the Act and/or the practices referred to therein are otherwise governed by the Act.


         Restriction (2) concerning pledging the assets of the Fund is being deleted as pledging restrictions was formerly only required by "Blue Sky" law.

         Restriction (6) concerning investment in other investment companies prohibits the Fund from investing in securities of other investment companies. Investment in other investment companies is regulated by the Act (as amended in October 1996) and this restriction does not contain all of the provisions in the Act regarding such investments.

         Restriction (12) concerning transactions with affiliates generally prohibits the Fund from buying or selling securities from the Trust's officers or Trustees or other affiliates. Such transactions are circumscribed by the Act's provisions on affiliated transactions and EVM maintains a code of ethics to monitor transactions affecting the Fund.


         Restriction (13) concerning the purchase of oil, gas or other mineral leases was formerly only required by "Blue Sky" laws.

         Restriction (14) concerning investing in restricted securities is more restrictive than necessary under the existing Securities and Exchange Commission position concerning such investments. The Fund already maintains a nonfundamental policy providing that the Fund may not invest more than 15% of its net assets in illiquid securities. Removal of this restriction may result in increased exposure to such investments. Because of the absence of any public trading market for these investments it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

                    RECLASSIFICATION OF CERTAIN RESTRICTIONS

         The Trustees also propose that Restrictions (4), (5), (7) and (10) be eliminated as fundamental, but be retained as nonfundamental policies of the Fund (which could be thereafter changed or eliminated by Trustee vote). Each of these restrictions is required under federal laws, but are not required to be fundamental policies of the Fund.

         Restriction (4) concerning short sales prohibits the Fund from engaging in such transactions unless they are "against the box." In a short sale, the Fund would sell a borrowed security with a corresponding obligation to return the same security. By becoming nonfundamental, the restriction could be revised in the future to permit other types of short sales if permitted by law.


         Restriction (5) concerning diversification of assets is not required to be a fundamental restriction because the Fund is classified as a "non-diversified" Fund under the Act. The restriction has been combined with an existing nonfundamental restriction.


         Restriction (7) concerning the investment in affiliated issuers prohibits the Fund from purchasing a security where individuals affiliated with the Fund own beneficially more than 5% of that security. If made nonfundamental, this restriction could be revised in the future to permit such affiliated investments if relevant law changed.


         Restriction (10) concerning investing for control prohibits the Fund from investing for control or management of other companies. Such investments would be difficult because of the Internal Revenue Code's diversification requirements and are regulated by the Act's provisions on affiliated transactions.


         As a result of this proposed reclassification of certain investment restrictions as nonfundamental, a future change in any of these restrictions could be effected by the Trustees without shareholder approval if the Trustees determined that such change was appropriate and desirable. The Trustees have no present intention of amending or eliminating the foregoing restrictions which would be reclassified. The Trustees believe, however, that this reclassification of restrictions will permit the Fund to respond more rapidly to future changes in the Fund's competitive and regulatory environment.

                        AMENDMENT OF CERTAIN RESTRICTIONS

         The Trustees also propose the amendment of two fundamental policies.

         Restriction (1) concerning borrowing has been revised by permitting borrowing and the issuance of senior securities consistent with the Act. The positions of staff of the Securities and Exchange Commission on borrowings and senior securities have evolved in recent years with the development of new investment strategies, such as reverse repurchase agreements and futures transactions. The Fund would like the ability to consider use of new investment techniques consistent with the Act as interpretations of the Act are further developed.

         Restriction (9) concerning lending has been amended to reflect current regulatory restraints and conform the restriction to the lending policy of other Eaton Vance funds.

                       VOTE REQUIRED TO APPROVE PROPOSAL 3

         Approval of each part of this Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined under Proposal 1. Implementation of this Proposal is not dependent upon any other proposal herein.

         The Trustees have considered various factors and believe that this Proposal will increase investment management flexibility and is in the best interests of the Fund's shareholders. If the Proposal is not approved, the Fund's present fundamental restrictions will remain in effect and a shareholder vote would be required before the Fund could engage in activities prohibited by a fundamental restriction. The Trustees recommend that the shareholders vote in favor of the elimination, reclassification and amendment of the Fund's investment restrictions as described above.

                     CERTAIN INFORMATION REGARDING BMR, EVM
                 AND THE OFFICERS OF THE FUND AND THE PORTFOLIO

INVESTMENT ADVISERS


        Eaton Vance Management ("EVM") or Boston Management and Research ("BMR") act as investment adviser to investment companies and various individual and institutional clients, with combined assets under management of over $17 billion. EVM provides administrative and management services to certain Eaton Vance funds, as well as The Wright Managed Income Trust, The Wright Managed Equity Trust, The Wright EquiFund Equity Trust and The Wright Managed Blue Chip Series Trust.

     There are no financial conditions known by the Eaton Vance organizations which would impair the financial ability of BMR to fulfill its commitment to the Portfolio under the proposed investment advisory agreement. BMR and EVM are Massachusetts business trusts, and EV is the trustee of BMR and EVM. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, EVM, BMR and EV. All of the issued and outstanding shares of EVM and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by EVM. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes, Rowland and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and EVM who are also officers or officers and Directors of EVC and EV. As of January 31, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Faust owned 15% and 13%, respectively, of such voting trust receipts. The address of EVC, EVM, BMR, EV and of its Directors or Trustees is 24 Federal Street, Boston, Massachusetts 02110.


         EVC owns all the stock of Energex Energy Corporation, which engages in oil and gas exploration and development. EVM owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC also owns 24% of the Class A shares of Lloyd George Management (BVI) Limited, a registered investment adviser based in Hong Kong. EVC, BMR, EVM and EV may also enter into other businesses.

EATON VANCE DISTRIBUTORS, INC.

         Eaton Vance Distributors,  Inc. ("EVD") ( a wholly-owned  subsidiary of
EVM) acts as Principal Underwriter for over 140 investment companies, each of which makes a continuous offering of shares. EVD also acts as the Placement Agent for the Portfolio. The Placement Agent Agreement is renewable annually by the Portfolio's Board of Trustees (including a majority of the Independent Trustees), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Portfolio or on six months' notice by the Placement Agent and is automatically terminated upon assignment.

OFFICERS OF THE TRUST AND THE PORTFOLIO


     The officers of the Trust and the Portfolio, with their ages indicated in parenthesis, are as follows: James B. Hawkes, Jr. (55), President of the Trust since April 19, 1982 and of the Portfolio; William D. Burt, (58), Vice President of the Trust since June 19, 1995 and of the Portfolio; William Chisholm (36), Vice President of the Portfolio; M. Dozier Gardner (63), Vice President of the Trust since 1971; Michel Normandeau (45), Vice President of the Portfolio; Raymond O'Neill (34), Vice President of the Portfolio; Barclay Tittmann (65), Vice President of the Trust since June 19, 1995 and of the Portfolio; James L. O'Connor (50), Treasurer of the Trust since February 21, 1989 and of the Portfolio; Thomas Otis (65), Secretary of the Trust since 1972 and of the Portfolio; Janet E. Sanders (61), Assistant Treasurer and Assistant Secretary of the Trust since December 16, 1991 and of the Portfolio; William J. Austin, Jr.
(45), Assistant Treasurer of the Trust since December 16, 1991 and of the Portfolio; Barbara E. Campbell (39), Assistant Treasurer of the Trust since June 19, 1995; M. Katherine Kreider (36), Assistant Treasurer of the Trust since February 21, 1996; A. John Murphy (34), Assistant Secretary of the Trust since

March 27, 1995  and  of  the  Portfolio;  and  Eric G. Woodbury (39),  Assistant
Secretary of the Trust since June 19, 1995 and of the Portfolio. Except as indicated, all officers of the Trust have served in that capacity for the last five years and all officers of the Portfolio have served since February 14, 1997. All of the officers of the Trust and the Portfolio (except for Messrs. Chisholm, Normandeau and O'Neill who are not employed by BMR, EVM or their predecessors) have been employed by BMR, EVM or their predecessors for more than five years except Mr. Burt, Vice President of EVM, BMR and EV since November 1994, was Vice President of The Boston Company from 1990-1994; Mr. Tittmann, Vice President of EVM, BMR and EV since October 1993, was Vice President of Invesco Management and Research from 1970-1991; Ms. Kreider, Assistant Vice President of EVM, BMR and EV since February 5, 1996, was Senior Audit Manager and Audit Manager Financial Services Industry Practice with Deloitte & Touche LLP from 1987-1996; Mr. Murphy, Assistant Vice President of EVM, BMR and EV since March 1, 1994 and an employee of EVM since March 1993 was State Regulations Supervisor, The Boston Company from 1991-1993; and Mr. Woodbury, Vice President of EVM, BMR and EV since February 1993, who was an associate attorney at Dechert, Price & Rhoads and Gaston & Snow prior thereto. Messrs. Gardner and Hawkes are officers, Directors, and stockholders of EVC, officers and Directors of EV, and officers of EVM and BMR. Messrs. Burt, Murphy, O'Connor, Tittmann and Woodbury and Ms. Sanders, Campbell and Kreider are officers of EVM, BMR and EV, and stockholders of EVC. Mr. Otis is an officer and stockholder of EVC and an officer of EVM, BMR and EV. Because of their positions with BMR, EVM and EV or their ownership of stock of EVC, Mr. Hawkes (an Officer and Trustee of the Trust and officer and trustee of the Portfolio), as well as the other officers of the Fund and the Portfolio, will benefit from the advisory fees paid by the Fund to EVM, or by the Portfolio to BMR. Messrs. Chisholm and Normandeau are Senior Trust Officer and Assistant Manager - Trust Services, respectively, of The Bank of Nova Scotia Trust Company (Cayman) Limited, The Bank of Nova Scotia Building, P.O. Box 501, George Town, Grand Cayman, Cayman Islands, British West Indies. Mr. O'Neill is Managing Director of IBT Trust and Custodian Services (Ireland) Limited (Earlsfort Terrace, Dublin 2, Ireland) since January 1995, was Vice President, Atlantic Corporate Management Limited, Warwick, Bermuda (1991-1994) and Officer, The Bank of Bermuda Limited, Hamilton, Bermuda (1987-1991).


                       NOTICE TO BANKS AND BROKER/DEALERS

         The Trust has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to: First Data Investor Services Group, Eaton Vance Group of Funds, Proxy Department, P.O. Box 9122 Hingham, MA 02043-9717.

                             ADDITIONAL INFORMATION

         The expense of preparing, printing and mailing this Proxy Statement and enclosures and the cost of soliciting proxies on behalf of the Board of Trustees of the Trust will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Trust, by personnel of its investment adviser, EVM, its transfer agent, First Data Investor Services Group, by broker-dealer firms or by a professional solicitation organization. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trust's officers, by EVM's personnel, by its transfer agent, First Data Investor Services Group, or by broker-dealer firms, in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

         All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted for the matters specified on the proxy card. All proxies not voted, will not be counted toward establishing a quorum. Broker non-votes will be counted toward establishing a quorum and for determining whether sufficient votes have been received for approval of the Proposal to be acted upon. Shareholders should note that while votes to abstain will count toward establishing a quorum, passage of any Proposal being considered at the meeting will occur only if a sufficient number of votes are cast for the Proposal. Accordingly, votes to abstain, broker non-votes and votes against will have the same effect in determining whether a Proposal is approved.

         In the event that sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by March 27, 1997, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

         SUBMISSION OF SHAREHOLDER PROPOSALS. The Trust and the Fund do not hold annual shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to: Secretary, Eaton Vance Growth Trust, 24 Federal Street, Boston, Massachusetts 02110. Proposals must be received in advance of a proxy solicitation to be included and the mere submission of a proposal does not guarantee inclusion in the proxy statement because certain federal securities law rules must be complied with.

         THE FUND WILL FURNISH, WITHOUT CHARGE A COPY OF THE FUND'S ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING TO OBTAIN A COPY OF SUCH REPORTS SHOULD DIRECT ALL WRITTEN REQUESTS TO: THOMAS OTIS, SECRETARY, EATON VANCE GROWTH TRUST, 24 FEDERAL, STREET, BOSTON, MASSACHUSETTS 02110, OR SHOULD CALL EATON VANCE SHAREHOLDER SERVICES AT 1-800-225-6265.




February 19, 1997

                                                                       EXHIBIT A

                    WORLDWIDE DEVELOPING RESOURCES PORTFOLIO

                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made this 14th day of February, 1997, between Worldwide Developing Resources Portfolio, a New York trust (the "Trust"), and Boston Management and Research, a Massachusetts business trust (the "Adviser").

         1. DUTIES OF THE ADVISER. The Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

         The Adviser hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of the Adviser's organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser's organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         The Adviser shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of the Trust. As investment adviser to the Trust, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust's assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, all as from time to time amended. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Trust, all actions which it deems necessary or desirable to implement the investment policies of the Trust.

         The Adviser shall place all orders for the purchase or sale of portfolio securities for the account of the Trust either directly with the issuer or with brokers or dealers selected by the Adviser, and to that end the Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall use its best efforts to seek to execute security transactions at prices which are advantageous to the Trust and (when a disclosed commission is being charged) at reasonably competitive commission rates. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934) to the Adviser and the Adviser is expressly authorized to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. Subject to the requirement set forth in the second sentence of this paragraph, the Adviser is authorized to consider, as a factor in the selection of any broker or dealer with whom purchase or sale orders may be placed, the fact that such broker or dealer has sold or is selling shares of any one or more investment companies sponsored by the Adviser or its affiliates or shares of any other investment company investing in the Trust.

         2. COMPENSATION OF THE ADVISER. For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Trust compensation in an amount equal to the following of the average daily net assets of the Trust throughout each month:

          Average Daily Net                          Monthly Fee Rate
          Assets for the Month                       (For Each Level)
          --------------------                        ----------------

          Up to $500  million                           1/16 of 1%
          $500 million but less than $1 billion         11/192 of 1%
          $1 billion  but less than $1.5  billion       5/96 of 1%
          $1.5 billion but less than $2 billion         3/64 of 1%
          $2 billion  but less than $3 billion          1/24 of 1%
          $3 billion and over                           7/192 of 1%

Such compensation shall be paid monthly in arrears on the last business day of each month. The Trust's daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust. In case of initiation or termination of the Agreement during any month with respect to the Trust, the fee for that month shall be based on the number of calendar days during which it is in effect.

         The Adviser may, from time to time, waive all or a part of the above compensation.

         3. ALLOCATION OF CHARGES AND EXPENSES. It is understood that the Trust will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without implied limitation, (i) expenses of maintaining the Trust and continuing its existence, (ii) registration of the Trust under the Investment Company Act of 1940, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees,
(vii) expenses of issue, sale and redemption of Interests in the Trust, (viii) expenses of registering and qualifying the Trust and Interests in the Trust under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to Holders and investors, and fees and expenses of registering and maintaining registrations of the Trust and of the

Trust's  placement agent as  broker-dealer or agent under state securities laws,
(ix) expenses of reports and notices to Holders and of meetings of Holders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, Holder servicing agents and registrars for all services to the Trust, (xv) expenses for servicing the account of Holders,
(xvi) any direct  charges  to Holders  approved  by the  Trustees  of the Trust,
(xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and Holders with respect thereto.

         4. OTHER INTERESTS. It is understood that Trustees and officers of the Trust and Holders of Interests in the Trust are or may be or become interested in the Adviser as trustees, shareholders or otherwise and that trustees, officers and shareholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as Holder or otherwise. It is also understood that trustees, officers, employees and shareholders of the Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Adviser may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words "Eaton Vance" or "Boston Management and Research" or any combination thereof as part of their name, and that the Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

         5. LIMITATION OF LIABILITY OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any Holder of Interests in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

         6. SUB-INVESTMENT ADVISERS. The Adviser may employ one or more sub-investment advisers from time to time to perform such of the acts and services of the Adviser, including the selection of brokers or dealers to execute the Trust's portfolio security transactions, and upon such terms and conditions as may be agreed upon between the Adviser and such investment adviser and approved by the Trustees of the Trust, all as permitted by the Investment Company Act of 1940.

         7. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including February 28, 1998 and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after February 28, 1998 is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval.

         Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of the Adviser, as the case may be, and the Trust may, at any time upon such written notice to the Adviser, terminate this Agreement by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically in the event of its assignment.

         8. AMENDMENTS OF THE AGREEMENT. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Trust.

         9. LIMITATION OF LIABILITY. The Adviser expressly acknowledges the provision in the Declaration of Trust of the Trust (Section 5.2 and 5.6) limiting the personal liability of the Trustees and officers of the Trust, and the Adviser hereby agrees that it shall have recourse to the Trust for payment of claims or obligations as between the Trust and the Adviser arising out of this Agreement and shall not seek satisfaction from any Trustee or officer of the Trust.

         10. CERTAIN DEFINITIONS. The terms "assignment" and "interested persons" when used herein shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term "vote of a majority of the outstanding voting securities" shall mean the vote, at a meeting of Holders, of the lesser of (a) 67 per centum or more of the Interests in the Trust present or represented by proxy at the meeting if the Holders of more than 50 per centum of the outstanding Interests in the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding Interests in the Trust. The terms "Holders" and "Interests" when used herein shall have the respective meanings specified in the Declaration of Trust of the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in Hamilton, Bermuda on the day and year first above written.


                             WORLDWIDE DEVELOPING RESOURCES PORTFOLIO



                             By: /s/ James B. Hawkes
                                ---------------------------------------
                                     James B. Hawkes, President


                             BOSTON MANAGEMENT AND RESEARCH


                            By: /s/ M. Dozier Gardner
                                ---------------------------------------
                                    M. Dozier Gardner, Vice Chairman
                                    and not individually

                                                                       EXHIBIT B

                             INVESTMENT RESTRICTIONS

       [Proposed Additions in Italics and Proposed Deletions in Brackets]

      As a matter of fundamental policy, the Fund may not:

     (1) Borrow money OR ISSUE SENIOR SECURITIES EXCEPT AS PERMITTED BY THE INVESTMENT COMPANY ACT OF 1940; [, except that it may borrow

      (i) from banks to purchase or carry securities, commodities, commodities contracts or other investments, or

      (ii) from banks for temporary or emergency purposes not in excess of 10% of its gross assets taken at market value, or

      (iii) by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund's liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.]

         (2) [Pledge its assets, except that the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with investment restriction (1) above; for the purpose of this restriction the deposit of cash, cash equivalents, portfolio securities or other assets in a segregated account with the Fund's custodian in connection with any of the Fund's investment transactions is not considered to be a pledge.]

         (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

         (4)* Make short sales of securities, unless at all times when a short sale position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.




------------------------
*This restriction would become nonfundamental if Proposal 3 is approved.

         (5)* Purchase securities of any issuer (other than securities or obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund; this restriction will not apply (i) during periods when management of the Fund anticipates significant economic, political or financial instability or
(ii) to investments in certificates of deposit, bankers' acceptances or time deposits of banking and thrift institutions.

         (6) [Purchase securities issued by any other investment company, except in connection with a merger, consolidation, acquisition of assets or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Fund's total assets (taken at current value) would be invested in such securities.]

         (7)* Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at current value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at current value).

         (8) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio security.

         (9) Make loans to other persons, except by (a) the acquisition of [money market instruments,] debt securities and MAKING PORTFOLIO INVESTMENTS, [other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, ] (b) entering into repurchase agreements and (c) lending [its] portfolio securities.

         (10)* Invest for the purpose of gaining control of a company's management.

         (11) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate or interests therein and securities of issuers (including real estate investment trusts) which invest or deal in real estate or interests therein.

         (12) [Buy investment securities from or sell them to any of its officers or Trustees, its investment adviser or its principal underwriter, as principal; provided, however, that any such person or firm may be employed as a broker upon customary terms.]



-----------------------
*This restriction would become nonfundamental if Proposal 3 is approved.

         (13) [Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; this restriction shall not be deemed to limit or restrict the Fund's investments in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.]

         (14) [Knowingly (i) purchase a security issued by a Venture Capital Company (a company the securities of which have no public market at the time the investment is made) or which at the time of purchase cannot be readily resold because of legal or contractual restrictions or for which at the time of purchase there is clearly no readily available market, (ii) invest in options on foreign currencies which are not traded on an exchange or board of trade or
(iii) enter into a repurchase agreement maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (taken at current value) would be invested in such securities, options and repurchase agreements. The following securities are not subject to this restriction: securities which the Fund has a right to convert or exchange into a readily marketable security in which it could otherwise invest upon not less than seven days notice; securities which the Fund has the option to put to the issuer or a stand-by bank or broker and receive the principal amount of redemption price less transaction costs on not more than seven days notice; and securities (purchased by the Fund at a time when the issuer was a Venture Capital Company) of a company which has ceased to be a Venture Capital Company provided that such securities are readily marketable.]

         In addition, as a matter of fundamental policy:

         (A) During normal market conditions the Fund will invest at least 25% of its total assets in the natural resource group of industries, except when such percentage is reduced as a result of a decrease in value of the assets so invested or during such times when management believes that the assets so invested should be redeployed for defensive purposes or during such times when management believes that the assets so invested should be redeployed in obligations or other securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion; the Fund may invest more than 25% of its total assets in any industry in the natural resource group of industries; and the Fund may invest up to 25% of its total assets, taken at market value at the time of each investment, in any other industry. For the purposes of this policy, an investment by the Fund in gold or silver bullion, other precious metals, strategic metals, or gold or silver coins, or in securities issued by companies deemed by the Fund's investment adviser to be engaged in the natural resource investment sector (as from time to time described in the Fund's Prospectus), shall be considered as an investment in the natural resource group of industries.

         (B) The Fund may purchase and sell commodities and commodities contracts (including without limitation futures contracts and options on futures contracts) of all types and kinds.

EV MARATHON WORLDWIDE DEVELOPING            THIS PROXY IS SOLICITED ON BEHALF OF
   RESOURCES FUND                           THE BOARD OF TRUSTEES OF  THE  TRUST
(FORMERLY EV MARATHON  GOLD & NATURAL
RESOURCES  FUND)
(A SERIES OF EATON VANCE GROWTH TRUST)

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking previous proxies for such shares, hereby appoints Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, attorneys of the undersigned, with full power of substitution, to vote all shares of EV Marathon Worldwide Developing Resources Fund, which the undersigned is entitled to vote at the Special Meeting of the Shareholders of said Fund to be held on March 27, 1997 at the principal office of the Trust, 24 Federal Street, Boston, Massachusetts 02110, at 10:00 A.M. (Boston time), and at any and all adjournments thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

The shares represented by this proxy will be voted on the following matters as specified below and on the reverse side by the undersigned. If no specification is made, this proxy will be voted in favor of all such matters. Note: This proxy must be returned in order for your shares to be voted.


1. To adopt a new investment policy and
   to supplement investment restrictions      FOR [ ]  AGAINST [ ] ABSTAIN [ ]1
   to permit a new investment structure
   as described in the Proxy Statement.

2.A. To authorize the Fund to vote at a   FOR [ ]               WITHHOLD [ ]2A
     meeting of holders of interests in   the nominees except   AUTHORITY
     the Portfolio to elect six trustees  those whose names     to vote for any
     of the Portfolio.                    are inserted on the   of the nominees.
                                          line below.

     J.B. Hawkes, D.R. Dwight, S.L.
     Hayes, III, N.H. Reamer, J.L.
     Thorndike, J.L. Treynor


     -----------------------------------------


2.B. To authorize the Fund to vote at a       FOR [ ] AGAINST [ ] ABSTAIN [ ]2B
     meeting of holders of interests in the
     Portfolio to ratify the selection of
     Deloitte & Touche as  independent
     accountants of the Portfolio.

2.C. To authorize the Fund to vote at a       FOR [ ] AGAINST [ ] ABSTAIN [ ]2C
     meeting of holders of interests in
     the Portfolio to approve the
     Investment  Advisory Agreement between
     the Portfolio and Boston  Management
     and Research as set forth in Exhibit A
     to the Proxy Statement.

3. To approve the revision of certain of the Fund's investment policies as set forth in Exhibit B to the Proxy Statement as follows:

3.A. Eliminate the restriction concerning      FOR [ ] AGAINST [ ] ABSTAIN [ ]3A
     pledging.
3.B. Eliminate the restriction concerning
     investment in other investment companies. FOR [ ] AGAINST [ ] ABSTAIN [ ]3B 3.C. Eliminate the restriction concerning
     transactions with affiliates.             FOR [ ] AGAINST [ ] ABSTAIN [ ]3C
3.D. Eliminate the restriction concerning
     oil, gas or other mineral leases.         FOR [ ] AGAINST [ ] ABSTAIN [ ]3D
3.E. Eliminate the restriction concerning
     investment in restricted securities. FOR [ ] AGAINST [ ] ABSTAIN [ ]3E 3.F. Reclassify the restriction concerning
     short sales.                              FOR [ ] AGAINST [ ] ABSTAIN [ ]3F
3.G. Reclassify the restriction on
     diversification.                          FOR [ ] AGAINST [ ] ABSTAIN [ ]3G
3.H. Reclassify the restriction on investment
     in affiliated issuers.                    FOR [ ] AGAINST [ ] ABSTAIN [ ]3H
3.I. Reclassify the restriction concerning
     investing for control.                    FOR [ ] AGAINST [ ] ABSTAIN [ ]3I
3.J. Amend the restriction concerning
     borrowing.                                FOR [ ] AGAINST [ ] ABSTAIN [ ]3J
3.K. Amend the restriction concerning lending. FOR [ ] AGAINST [ ] ABSTAIN [ ]3K

As to any other matter, or if any of the nominees named in the Proxy Statement are not available for election, said attorneys shall vote in accordance with their judgment.

                                     THE TRUSTEES RECOMMEND A VOTE IN FAVOR OF
                                     ALL MATTERS

                                     --------------------------------------

                                     --------------------------------------


                                     Please sign exactly as your name or names appear at left.


                                     Dated:____________________, 1997